EXHIBIT 23


                          CENTRAL TELEPHONE COMPANY
                       CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-3, No. 33-50820) of Central Telephone Company and the related Prospectus of our report dated February 14, 1996, with respect to the consolidated financial statements and schedule of Central Telephone Company included in this Annual Report (Form 10-K) for the year ended December 31, 1995.




                                                            /s/ERNST & YOUNG LLP
                                                               ERNST & YOUNG LLP



Kansas City, Missouri
March 26, 1996